Equity Offering Discussion September 2005

Safe Harbor In addition to historical information, this presentation contains forward-looking statements and information under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone- Smith and/or Ameriton Properties Inc. operates, management's beliefs and assumptions made by management. While Archstone-Smith and/or Ameriton Properties Inc. management believe the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. As such, these statements and information are not guarantees of future performance, and actual operating results may differ materially from what is expressed or forecasted in this presentation. See "Risk Factors" in Archstone-Smith's 2004 Annual Report on Form 10-K for factors which could affect Archstone- Smith's future financial performance. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and Archstone-Smith assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Equity Offering Summary Gross Proceeds(1) Gross Proceeds(1) $500 million Net Proceeds(2) Net Proceeds(2) $491 million Per Share Proceeds to Archstone-Smith Per Share Proceeds to Archstone-Smith $40.78 Shares Issued 12.051 million 12.051 million Closing Date Friday, September 9 Friday, September 9 Studio City, Los Angeles 2000 Commonwealth, Boston Santa Monica, Santa Monica Watertown Square, Boston "Gross Proceeds" is calculated as the last reported share price on September 6, 2005 of $41.47 per share x 12,051,000 shares = $500 million. The shares were sold to the underwriters at a public offering price of $40.97 per share or $494 million. (2) After discount and estimated expenses.

Compelling Reasons for Equity Offering Successful capital redeployment program expected to be largely completed by early 2006 Future asset sales targeted to produce short-term accretion, not dilution ASN portfolio located in core, protected markets Significant embedded tax gains in core assets limit ability to use dispositions to fund developments $2.5 billion development pipeline(1) represents visible and attractive use of proceeds $617 million - $1.2 billion of embedded value above total investment(2) $1.3 billion of remaining funding requirements(3) (1) Includes estimated development costs related to ASN (including joint ventures at 100%) and Ameriton (excluding joint ventures). (2) Based on management's current market value estimates. See page 11 for more information. (3) See page 15 for more information.

Compelling Reasons for Equity Offering Expected to create incremental value for shareholders and preserve financial flexibility Development value creation is anticipated to significantly exceed NAV dilution(1) Reiterate 2005 guidance(2): EPS: $1.50 to $1.70 FFO: $1.94 to $2.01 per share (No change to Ameriton gain expectations: $0.20 - $0.23) Repurchased $738 million of our common shares from 1999 - 2005 32 million shares at average price of $22.84 per share 44% discount to offering price (1) Value estimates vary depending on cap rate assumptions. See page 18 for more information. (2) See footnote 1 on page 19 of this presentation for a reconciliation of 2005 FFO guidance to 2005 EPS guidance.

We Have Transformed the Company Cielo Vista, El Paso Las Flores, El Paso Craycroft Gardens, Tucson Foxfire, Phoenix Rancho Mirage, San Antonio Historical dispositions

Completion of Successful Capital Redeployment Program Future asset sales targeted to produce accretion Portfolio Concentrations(1) Portfolio Concentrations(1) 1995 1998 Q2/05 Core markets Core markets Washington, D.C. Washington, D.C. - 5% 39% California California 2% 24 30 Florida Florida - 8 5 New York New York - 1 5 Boston - - - 5 Chicago - - - 5 Seattle - - 6 3 Non-core markets Texas 49 49 9 1 Denver 8 8 3 2 Atlanta - - 8 2 North Carolina - - 9 1 Arizona 29 29 6 1 New Mexico 9 9 2 - Other 3 3 19 1 100% 100% 100% 100% Post Oak Ridge, Dallas 2005 Assets The Sonoma, New York Courthouse Plaza, Arlington 1995 Assets Tigua Village, El Paso Cranbrook Forest, Houston Represents the geographic distribution of communities (excluding Ameriton) as of the end of each respective period based on total expected investment for 1995 and 1998 and net operating income for Q2/05.

Disposition Profits and Returns Have Been Very Attractive

But embedded gains are much higher

Cumulative REIT dispositions from Q1/96 – Q2/05

Number of units	95,603
Gross Sales Proceeds	$7.1 B
GAAP Gain	$1.2 B
Gross Gain(1)	$1.0 B
Unleveraged IRR	13%



Stoughton, Stoughton, MA

Cumulative Ameriton dispositions from Q1/00 – Q2/05(2)

Number of units	9,759
Gross Sales Proceeds	$1.2 B
GAAP Gain	$133.0 M
GAAP Gain Per Share	$0.70
FFO Gain(2)	$114.6 M
FFO Per Share(2)	$0.60
Unleveraged IRR	26%



Brighton, Portland, OR

(1) See Q2/05 earnings release and supplemental financial information for a definition of gross gains from the disposition of asset sales. See footnote 2 on page 19 of this presentation for a reconciliation of GAAP gains from the disposition of real estate investments to gross gains from the disposition of real estate investments for the period presented.

(2) Net of income tax and including joint venture gains. See footnote 3 on page 20 of this presentation for a reconciliation of Ameriton's contribution to Archstone-Smith's FFO to GAAP net earnings for the period presented.

ARCHSTONE SMITH

Leading the Real Estate Industry Into New Territory

8

Net Dispositions Have Funded Developments(1) Dispositions(2) Acquisitions(1)(2) Net Dispositions 1998 $406 M $298 M $108 M 1999 589 409 180 2000 793 361 432 2001 1,201 233 968 2002 408 402 6 2003 1,383 519 864 2004 1,406 866 540 2005E 1,500 1,300 200 (1) Excluding the $1.8 billion Security Capital Atlantic, and $3.7 billion Charles E. Smith merger transactions, the ongoing $1.5 billion Oakwood acquisition, and Ameriton. (2) Values are equal to gross sale proceeds for dispositions and total acquisition cost for acquisitions. Lofts 590 Arlington

Strong Development Track Record Talented, locally-based development team Garden and high-rise expertise Ameriton has created significant incremental value through opportunistic investments Development communities currently owned and operating have over 42% embedded gross gains(2) and 49% embedded GAAP gains(2). (1) Based on total expected investment. 2000 - 2005 includes Ameriton. 2005 represents management estimates. (2) Based on management's current market value estimates. See footnote 4 on page 20 of this presentation for a reconciliation of gross gains percentage to GAAP gains percentage. $3.7 billion of new developments completed from 1996(1) 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 208 202 325 534 567 315 353 401 312 494 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E $208 M $202 M $534 M $325 M $567 M $353 M $315 M $494 M $401 M $312 M

Incremental Value Embedded in $2.5 Billion Development Pipeline Estimated Sales Cap Rate 4.5% 5.0% 5.5% Incremental Value of Development Pipeline(1) $1.2 B $901 M $617 M Number of communities 27 Number of units 9,954 Total expected investment (TEI) $2.5 billion Projected stabilized yield Approximately 7% (1) Based on management's current market value estimate.

Warner Center Topanga Canyon Blvd. Victory Blvd. OAKWOOD WOODLAND HILLS (883 units) Topanga Shopping Center ARCHSTONE WARNER CENTER (522 units) Los Angeles Pierce College Archstone-Smith Developments Southern California ARCHSTONE PASADENA (120 units) ARCHSTONE DEL MAR STATION (347 units) OAKWOOD PASADENA (96 units) Colorado Blvd. (Rose Parade Route) Del Mar Blvd. Arroyo Blvd.

Archstone-Smith Developments Northeast The Mosaic (627 units)

Archstone-Smith Developments Washington, D.C. Lofts 590 Wisconsin Place

Funded to Date 2005 2006 Thereafter East 838 300 500 500 Estimated Funding Requirement for $2.5 Billion Development Pipeline $1.3 billion of remaining funding requirements(1) 2005(2) 2006 Thereafter $848 M $300 M $500 M $500 M Santa Monica on Main Street, Santa Monica (1) Includes estimated direct cash funding requirements and amounts expected to be funded using third party debt, including ASN's proportionate share of joint venture debt. (2) Represents estimated funding requirements for the third and fourth quarter.

Significant Embedded Tax Gains Limit Ability to Complete Non-1031 Exchange Sales Absorbed average of approximately $110 million of annual realized tax gains from 2000 - 2005E(1) Expect to be able to absorb $80 - 130 million per year going forward(1) Core market assets: tax gains represent over 65% of value(2) Average realized tax gain from 2000 - 2004 was approximately 24% Limits non-exchange disposition funding to $120 - 200 million per year(1) Limited ability to fund development pipeline with dispositions going forward Playa del Rey, Los Angeles Pasadena, Pasadena Westside, Los Angeles (1) Based on management's estimates for 2005 and beyond. (2) Based on management's current market value estimates.

Archstone-Smith's Calculation of NAV Per Share(1) 4.75% 4.5% Assumed capitalization rate for operating portfolio 4.75% 5.0% 5.25% 5.5% NAV per share sensitivity analysis (Development pipeline valued at cost) $47.62 $44.44 $41.59 $39.00 $36.65 (1) The NAV per share figures presented are based on management's estimates as of June 30, 2005, and are presented for illustrative purposes only. NAV per share does not represent the liquidation value of the company, nor is it intended to represent management's estimate of the price at which Archstone-Smith's common shares should trade. The NAV per share figures presented are calculated using only the supplemental information presented on page 15 of the Q2/05 earnings release and supplemental financial information and capitalizing the company's operating portfolio net operating income using the assumed capitalization rate reflected in each scenario.

Development Value Creation Is Anticipated to Significantly Exceed NAV Dilution

Offering provides ability to fund approximately $980 M of developments[1]

Development Pipeline Value Creation			
Total Incremental Investment	$980 M	$980 M	$980 M
Assumed Stabilized Yield	7.0%	7.0%	7.0%
Assumed Cap Rate	4.5%	5.0%	5.5%
Incremental Value Creation	$544 M	$392 M	$267 M
% Value Creation	56%	40%	27%
NAV Dilution - $500 Million Offering			
Assumed Cap Rate	4.5%	5.0%	5.5%
Estimated NAV Per Share[1]	$47.62	$41.59	$36.65
Equity Offering Price Per Share	$40.78	$40.78	$40.78
Per Share Premium / (Discount) to NAV	($6.84)	($0.81)	$4.13
% Premium / (Discount) to NAV	(14.4%)	(1.9%)	11.3%
Shares Issued in Offering	12.051 M	12.051 M	12.051 M
NAV Accretion / (Dilution)	($82 M)	($10 M)	$50 M
NET VALUE CREATION (% of net offering proceeds)	$462 M (94%)	$382 M (78%)	$317 M (65%)

(1) Includes $490 million proceeds from equity offering and $490 million of incremental debt capacity assuming 50% leverage.

(2) The NAV per share figures presented are based on management's estimates as of June 30, 2005, and are presented for illustrative purposes only. NAV per share does not represent the liquidation value of the company, nor is it intended to represent management's estimate of the price at which Archstone-Smith's common shares should trade. The NAV per share figures presented are calculated using only the supplemental information presented on page 15 of the Q205 earnings release and supplemental financial information and capitalizing the company's operating portfolio net operating income using the assumed capitalization rate reflected in each scenario.

ARCHSTONE SMITH

Leading the Real Estate Industry Into New Territory

18

All amounts in millions GAAP gains on assets sold: $1,240.9 Less: accumulated depreciation on assets sold: (223.2) Gross gains on assets sold: $1,017.7 Supplemental information and reconciliations Footnotes: (1) Reconciliation of 2005 FFO guidance to 2005 GAAP earnings guidance: (2) Reconciliation of GAAP gains to gross gains on assets sold from Q1/96 - Q2/05: Per Share 2005 FFO $1.94 - $2.01 Add: Gains $0.55 - $0.68 Less: Depreciation ($0.99) 2005 GAAP earnings $1.50 - $1.70

Embedded GAAP gain: Less: accumulated depreciation: Embedded Gross Gain: Supplemental information and reconciliations Footnotes: (4) Reconciliation of estimated embedded gross gain percentage to estimated embedded GAAP gain percentage related to development communities owned and operating: All amounts in millions Per Share(1) Ameriton after-tax GAAP gains: $133.0 $0.70 Less: accumulated depreciation (net of tax): (18.4) (0.10) Ameriton after-tax FFO gains: $114.6 $0.60 (3) Reconciliation of after-tax GAAP gains to FFO gains related to Ameriton disposition activity for Q1/00 - Q2/05: % Embedded Gain 49% (7%) 42% (1) Based on weighted average shares outstanding from Q1/00 - Q2/05.

Supplemental information and reconciliations General Notes: This presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described within this presentation. These financial measures, which include Funds From Operations (FFO), Gross Gains and IRR's should not be considered as an alternative to net earnings or any other GAAP measurement of performance or as an alternative to cash flows from operating, investing or financing activities. Furthermore, these non-GAAP financial measures are not intended to be a measure of cash flow or liquidity. FFO, where used in this presentation, is calculated in accordance with the FFO definition from NAREIT's October 1999 White Paper (as amended in April 2002). We believe that GAAP Net Earnings remains the primary measure of performance and that FFO is only meaningful when it is used in conjunction with GAAP net earnings. We acknowledge that FFO is an appropriate supplemental measure when comparing our results of operations to other companies because it is a recognized measure of performance by the REIT industry. It excludes gains/losses from the sale of depreciable real estate and real estate depreciation expense. FFO is not intended to be a measure of cash flow or liquidity. Gross Gains/Losses from the disposition of real estate investments is defined as net sales proceeds less the gross investment basis of the asset before accumulated depreciation and impairment for possible loss on real estate investments. Joint venture gain/loss deferrals required under GAAP have also been excluded from Gross Gains/Losses. The primary difference between Gross Gains/Losses and GAAP Gains/Losses is accumulated depreciation, which causes GAAP Gains/Losses to be higher than Gross Gains/Losses. We consider Gross Gains/Losses to be a meaningful supplemental measure of performance because the continued recycling of capital is a fundamental component of our business strategy, and Gross Gains/Losses from the disposition of real estate investments demonstrates the results of our investment activity. Gross Gains/Losses is not intended to be a measure of cash flow or liquidity. IRR's on sold communities refer to the unleveraged internal rate of return calculated by the Company considering the timing and amounts of net operating income during the period owned by the Company, the net sales proceeds and the average undepreciated capital cost of the community during the ownership period, all calculated in accordance with GAAP. The IRR calculations do not include allocations for corporate general and administrative expenses, interest expense or other indirect operating expenses. Therefore, an IRR calculation is not a substitute for net income as a measure of our performance. Management believes that IRR's are an important indicator of the value created during the ownership period. Historical IRR's are not necessarily indicative of IRR's that will be produced in the future. The Company's methodology for calculating IRR's may not be consistent with the methodology used by other companies.

Appendix Development Communities

Archstone-Smith Developments Park Essex - Boston, MA TEI: $151.9 M Expected Stabilization Date: Q4/07

Archstone-Smith Developments North Point Place Phase I - Cambridge, MA TEI: $193.2 Expected Stabilization Date: Q3/09 NORTH POINT PLACE I (426 units) BOSTON CAMBRIDGE N

Archstone-Smith Developments The Mosaic - New York, NY TEI(1): $323.5 M Expected Completion Date: Fall 2007 Number of units: 627 Two blocks from Midtown Manhattan (1) Asset is being developed with a joint venture partner

Archstone-Smith Developments Archstone Westbury TEI: $90.1 M Expected Stabilization Date: Q3/06 Westbury - Westbury, NY

Archstone-Smith Developments Wisconsin Place - Washington, D.C. TEI(1): $98.9 M Expected Completion Date: 2009 Wisconsin Place (1) Represents the TEI associated with the residential component of this mixed-use development. Asset is being developed with a joint venture partner.

Archstone-Smith Developments D.C. Convention Center - Washington, D.C.(1) (1) Asset is being developed with a joint venture partner

Archstone-Smith Developments Archstone Santa Monica on Main Street Archstone Santa Monica Archstone Santa Monica on Main Street - Santa Monica, CA TEI: $72.5 M Expected Stabilization Date: Q2/07 (Acquisition)

Archstone-Smith Developments Archstone Del Mar Station and Archstone Pasadena - Pasadena, CA ARCHSTONE PASADENA (120 units) ARCHSTONE DEL MAR STATION (347 units) OAKWOOD PASADENA (96 units) Colorado Blvd. (Rose Parade Route) Del Mar Blvd. Arroyo Blvd. Archstone Pasadena Completed Q1/04 Archstone Del Mar Station TEI: $138.1M Expected Stabilization Date: Q4/06

Archstone-Smith Developments

Archstone Warner Center – Woodland Hills, CA



ARCHSTONE
WARNER CENTER
(522 units)
Los Angeles
Pierce College
101
Topanga
Shopping Center
Topanga Canyon Blvd.
Warner
Center
Victory Blvd.
OAKWOOD
WOODLAND HILLS
(883 units)



Archstone Warner Center

TEI: $127.5 M
Expected Stabilized Date: Q1/08

ARCHSTONE SMITH
Leading the Real Estate Industry Into New Territory
31

Archstone-Smith Developments Archstone Vanoni Ranch - Ventura, CA TEI: $57.8 M Expected Stabilization Date: Q1/06 Number of units: 316

Archstone-Smith Developments Archstone Gateway - Orange County, CA TEI(1): $225.6 M Expected Stabilization Date: 2009 Number of units: 884 (1) Asset may be developed with a joint venture partner

Archstone-Smith Developments Archstone Presidio View - San Diego, CA TEI(1): $82.6 M Expected Stabilization Date: Q4/06 Number of units: 350 (1) Asset is being developed with a joint venture partner